UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2011

UNIVEST CORPORATION OF PENNSYLVANIA
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 721-2400

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Marvin A. Anders retired from the Board of Directors, the Audit Committee, the Compensation Committee and the Nominating and Governance Committee effective July 31, 2011. The Board of Directors thanks Mr. Anders for his years of service and contributions to Univest Corporation of Pennsylvania and Univest Bank and Trust Co.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Corporation of Pennsylvania

By: /s/ Jeffrey M. Schweitzer
Name: Jeffrey M. Schweitzer
Title: Senior Executive Vice President and
Chief Financial Officer

August 1, 2011